POWERING A NEW WAVE OF IMMUNE THERAPEUTICS

SON-1010 Clinical Update Presentation

April 18, 2023

SONNET BioTherapeutics

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about **Sonnet BioTherapeutics** based on management's current expectations which are subject to known and unknown uncertainties and risks. Words such as "anticipated," "initiate," "expect," "intend," "plan," "believe," "seek," "estimate," "may," and variations of these words or similar expressions are intended to identify forward-looking statements. Our actual results could differ materially from those discussed due to a number of factors, including, but not limited to, our ability to raise additional equity and debt financing on favorable terms, the success of our R&D programs, our ability to obtain regulatory approval of our clinical assets and other risk factors.

We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Unless the context requires otherwise, references to "Sonnet," "Company," "we," "us" and "our" refer to **Sonnet BioTherapeutics**.


SONNET
BioTherapeutics

SON-1010 EXECUTIVE SUMMARY

SONNET BioTherapeutics

- **Next Generation Oncology Platform (F_HAB)**
  - Confers both tumor targeting and enhanced pharmacokinetics (PK);
  - Fully human protein sequence, and thus, no predicted immunogenicity
- **First immune activator with tumor-targeting functions on a proprietary F_HAB platform**
- **Encouraging preclinical data in a cancer model**
  - Tumor growth inhibition, associated with the induction of IFNγ (i.e., potentially better efficacy with lower dosing), in the "immunologically cold" B16F10 melanoma model, with a 30-fold therapeutic index vs. wild-type IL-12
- **GLP toxicology data**
  - Up to 50x the human dose is safe in monkeys with NO cytokine release syndrome (CRS)
- **Clinical data experience for IL12-F_HAB**
  - Normal healthy volunteer study – PK was significantly enhanced compared to historical rIL-12
  - Cancer patient study – demonstrates transient, mild-to-moderate toxicity with NO cytokine release syndrome;
    - Preliminary clinical benefit in 36% of patients with advanced solid tumors
- **Broad, global intellectual property, including composition of matter, indications and manufacturing.**
- **Pipeline includes first-in-class bifunctional oncology products: SON-1210 and SON-1410**
  - Agreement with Janssen for the evaluation of three Sonnet product candidates
  - Collaboration with Roche for clinical evaluation of SON-1010 with atezolizumab (Tecentriq®) in ovarian cancer

Sonnet Pipeline Targets

Multiple Points of Intervention



IL-18
Tumor Antigen
Mature Dendritic Cell (antigen presenting)
Antigen Fragments
Naïve T-cell
Lymph
Tumor
Antigen receptors
Activated T-cell
Immature Dendritic Cell
Effector cells:
1. Activate other immune cells
2. Kill "target cells"
Memory cells:
1. Circulate months → years
2. Ready to rapidly respond to same antigen again
Antigen Recognition
Activated APC
T-cell Interaction
T-cell Activation
Replication of antigen-specific T-cells
T-cells become specialized
GM-CSF
IL-12
IL-15

Cytokines have shown great promise as cancer therapeutics but suffer from dose-related toxicity and short half-life

Sonnet's Technology Advantage

SONNET BioTherapeutics

STRUCTURE/FUNCTION

Sonnet's Fully Human Albumin Binding (F_HAB) technology utilizes a single chain antibody fragment (scFv) capable of delivering one or two active drug compounds

- Therapeutic payloads attached via **flexible linker peptides**

Following administration, Sonnet's F_HAB-derived candidates **bind to and "hitch-hike" on endogenous human serum albumin (HSA)** for transport to target tissues

- F_HAB has been designed to **bind, unbind and rebind to albumin** in an on-and-off fashion through a physical bonding mechanism, obviating the need for chemical conjugation



Flexible Linker
SON-1010 (IL12-F_HAB)
V_L
V_H
IL-12
Therapeutic Payload A
Albumin Binding Domain
Human Serum Albumin
F_HAB-Albumin binds FcRn for pK
Tumor targeting: FcRn is over-expressed in tumors
F_HAB-Albumin complex binds to GP60 and SPARC in the tumor microenvironment

KEY FEATURES

Fully Human Construct
- Low/No immunogenicity
- Single- or bifunctional design

Targeted Delivery
- Potential for greater efficacy with reduced side effects
- GP60- and SPARC-driven uptake
- Accumulation in tumor tissue

Enhanced pK Characteristics
- Extended dosing intervals
- FcRn binding

Small Size with Linear Flexibility
- Optimized tumor penetration

Mammalian Cell Production (CHO)
- Continuous intensive perfusion

Modular
- Off-the-shelf system
- Rapid asset development

For a video displaying the F_HAB mechanism, please click here

SON-1010 F_HAB: Targeting the Tumor Microenvironment

SONNET BioTherapeutics

Mono- or bifunctional cytokine(s) linked to an albumin-binding domain



Tumor Blood Vessel
Vessel Endothelial Cells
Tumor Microenvironment (TME)
PD-1
IFNγ
TIL
PD-L1
Tumor Cells
FcRn
SPARC
GP60
IL12-F_HAB
Albumin

- **Albumin** is elevated in solid tumors
- **FcRn** over expressed in tumors
- **GP60** is over-expressed on tumor vessel endothelial lining
- Over-expression of **SPARC** has been shown in many solid tumors

Tumor architectural changes cause **EPR** that helps maintain the TME

1. IL-F_HAB binds Albumin in the blood
2. IL-F_HAB – Albumin binds to FcRn resulting in transport from blood to TME
3. IL-F_HAB – Albumin binds to GP60, resulting in transport from blood to TME
4. IL-F_HAB – Albumin binds to SPARC
5. Cytokine activates local immune cells

This mechanism of action results in SPARC retaining IL-F_HAB in the TME

Hoogenboezem, Adv Drug Deliv Rev. (2018) 130: 73-89
Merlot, Front Physiol (2014) 5: 299

SON-1010: Reduces Tumor Growth in Mice

PROOF-OF-CONCEPT

IL12-F_HAB vs IL-12 in B16F10 Melanoma



Placebo
IL12-F_HAB (1.3µg) = Molar 0.9µg of IL-12
IL-12 (30µg)
1:30 ratio of IL-12
Tumor Volume mm^3
3000
2500
2000
1500
1000
500
0
Dose
2857
1996
1002
0
2
4
6
8
10
Days

Single dose when tumor was 100 mm^3; 8 mice/group

IL-12 (1µg) and IL12-**F_HAB** (1.3µg) are molar equivalent and have similar bioactivity, *in vitro*, however, *in vivo*, **F_HAB** is approximately 30-fold more potent than IL-12 (at day 10, 1.3µg IL12- **F_HAB** > IL-12 30µg)

AACR Annual Meeting 2017, Poster #588

Clinical Program: SB101 & SB102 Study Designs

SONNET BioTherapeutics


SB102: SAD for PK/PD/FACS in Healthy Volunteers n=31
Dose Level 1
50 ng/kg
6 per cohort
Dose Level 2
100 ng/kg
Dose Level 3
150 ng/kg
Dose Level 4
300 ng/kg (≈200 ng/kg rhIL-12)
Interim PK Analysis & Modeling
Dose Level 1
50 ng/kg q4wks
3-6 per cohort
Dose Level 2
150 ng/kg q4wks
Dose Level 3
150→300 ng/kg q4wks → 3wks
Dose Level 4
150→540 ng/kg q3wks
Dose Level 5
300→750 ng/kg q3wks (≈ 500 ng/kg rhIL-12)
SB101: Safety compared with rhIL-12, along with MTD/RP2D in Cancer n=15

- Rapid enrollment of healthy volunteers in the SAD provides clean PK data without interpretation challenges from prior cancer treatment effects
- Simulation using continual reassessment model allows prediction of safe doses in the MAD that have more potential for effect on the tumor micro-environment, encouraging enrollment
- Clinical pharmacology support and HV SAD allows for much lower cost and faster completion
- MTD/RP2D in solid tumor patients provides path to combination studies

Shen, Clin Transl Sci (2019) 12:6
Karakunnel, (2018) J Transl Med 16:336

Safety Data from SB101 (unaudited, as of 28Feb23)

Related TEAEs by Grade	50 ng/kg q4w (N=3)	150 ng/kg q4w (N=3)	150 → 300 ng/kg q4w (N=3)	150 → 300 ng/kg q3w (N=3)	150 → 540 ng/kg q3w (N=3)
Tachycardia (Grade 1)		1 (33.3)			
Nausea (Grade 1)	1 (33.3)				
Chills (Grade 1)		1 (33.3)		1 (33.3)	
Fatigue (Grade 1)		1 (33.3)		1 (33.3)	
Injection site pain (Grade 1)	1 (33.3)	3 (100.0)			
Pain (Grade 1)	1 (33.3)				
Pyrexia (Grade 1)		1 (33.3)	1 (33.3)		1 (33.3)
Decreased appetite (Grade 1)	1 (33.3)				
Oedema peripheral (Grade 1)	1 (33.3)	1 (33.3)			
Arthralgia (Grade 1)	1 (33.3)				
Limb discomfort (Grade 1)	1 (33.3)				
Muscular weakness			1 (33.3)		
Myalgia (Grade 1)	2 (66.7)			1 (33.3)	1 (33.3)
Pain in extremity (Grade 1)	1 (33.3)	1 (33.3)			
Headache (Grade 1)		1 (33.3)		1 (33.3)	
Night sweats (Grade 1)		1 (33.3)			
Rash pruritic (Grade 1)	1 (33.3)			1 (33.3)	
Hot flush (Grade 1)	1 (33.3)				
Abdominal Pain (Grade 1)				1 (33.3)	
Eyelid swelling (Grade 1)				1 (33.3)	
Dysphonia (Grade 1)				1 (33.3)	
Oropharyngeal pain (Grade 1)					1 (33.3)
Lymphadenitis (Grade 1)				1 (33.3)	
Fatigue (Grade 2)	3 (100.0)		1 (33.3)		
Pruritis (Grade 2)				1 (33.3)	
ALT increased (Grade 2)		1 (33.3)			
AST increased (Grade 2)		1 (33.3)			
Lipase Increased (Grade 3)			1 (33.3)*		

SONNET BioTherapeutics

SB101 Cytokine Assay Results

- Primary PD parameters included IFNγ, IL-1β, IL-2, IL-4, IL-6, IL-8, IL-10, and TNFα, assayed using the MSD platform.
- Increases in IFNγ (showing an IL-12 effect and potential for tumor control) were dose-related, controlled, and prolonged.
- SON-1010 induced IFNγ with both the first and second doses in all patients. The levels peaked at 24 to 48 hours and returned to baseline after 2 to 4 weeks.
- The C_{max} was about 50 pg/mL after 50 ng/kg SON-1010, 125 pg/mL after 150 ng/kg, and 200 pg/mL after 300 ng/kg.
- Low amounts of IL-10 were induced with each dose in a dose-dependent manner, which could also be a result of the increase in IFNγ.
- No consistent pattern of response was seen with IL-1β, IL-6, IL-8, or TNFα and there was no evidence of cytokine release syndrome (CRS) at these doses.



IFN-γ
IFN-γ pg/mL
IL-10
IL-10 pg/mL
IL-6
IL-6 pg/mL
IL-8
IL-8 pg/mL
Day
M1 50 ng/kg q4w
M2 150 ng/kg q4w
M3 150* -> 300 q4w
M3b 150 -> 300 q3w

SON-1010 Interim PK Analysis after Cohort 3

- Typical dose-related increases were seen with SON-1010, with single compartment kinetics in cancer and the potential for two compartments in healthy volunteers
- The preliminary geometric mean elimination half-life ($t_{½}$) was 113 hours in SB101, compared to 12 hrs with rhIL-12[1]
- C_{max} was 39 to 197 pg/mL, and the geomean exposure ($AUC_{0\text{-}inf}$) was 8,620 to 43,600 h*pg/mL
- The accumulation estimates are not likely to be physiologically significant with dosing of SON-1010 every 3 weeks



SB101 PK, Cycle 2 in Cancer
SON-1010 pg/mL
180
160
140
120
100
80
60
40
20
0
0
7
14
21
28
Days since dose
1: 50 q4w C2
2: 150 q4w C2
3: 150/300 q4w C2
3b: 150/300 q3w C2



SB102 PK, SAD in Healthy Volunteers
SON-1010 pg/mL
150
100
50
0
0
7
14
21
28
Day
50 ng/kg
100 ng/kg
150 ng/kg
SON-1010 pg/mL
150
100
50
0
0
1
2
3
4
5
6
7
Day

[1] Bajetta, Clin Canc Res (1998) 4:75

SB101: SON-1010 Influence on Tumor Size

SONNET BioTherapeutics


Cohort M1
50 ng/kg q4w
101-1002
101-1003
101-1004
Cohort M2
150 ng/kg q4w
101-1006
101-1007
101-1008
Cohort M3*
150 -> 300 ng/kg q4w
101-1009
101-1012
101-1014
Cohort M3b
150 -> 300 ng/kg q3w
101-1015
101-1016
101-1018
Cohort M4
150 -> 540 ng/kg q3w
106-1001
101-1022
101-1023
PD at Entry
SD at Entry
Stable Disease
iUPD
PD / iCPD
Continued Response
0
30
61
91
122
152
183
213
243
274
304
335
365
395
Days since study start
* 1st patient dosed at 300 → 300

- The swimmers plot shows the status for each patient and whether they had PD or SD at study entry. If patients are clinically stable and have tumor growth that might represent either tumor inflammation (a positive effect of SON-1010) or 'unconfirmed progression' (iUPD by iRECIST), they can continue on study until progression is confirmed (iCPD).
- Nine of 15 (60%) patients had SD at the first follow-up CT, 4 of whom were progressing at study entry. **5 of 14 (36%) patients remained stable at 4 months, suggesting clinical benefit.** The mean PFS is 141 days (4.5 months).
- One patient (#1002) with endometrial sarcoma who was progressing at study entry has SD after 11 months on SON-1010 with smaller tumors and complete resolution of her ascites for a time, but her ascites has partially returned. Two patients (in M3b) at higher doses are stable at 6 months.

Unaudited, as of 3Apr23

SB101 Clinical Program: High Level Summary

SONNET BioTherapeutics

- Preliminary PK modeling suggests $t_{1/2}$ in humans is >120 hours
  - Compares favorably with rhIL-12 $t_{1/2}$ of 5-12 hours
- No Dose Limiting Toxicities to date in 15 patients
- Mostly mild with very few more significant AEs
  - AEs consistent with published literature for IL-12
  - All have been transient in nature
  - AEs are less numerous and less intense after the first dose
- The IFNγ response was dose-related, controlled, and prolonged
- 5 of the first 14 patients (36%) have evidence of clinical benefit (SD at 4 months)
- Cytokine results suggest SON-1010 has extended PK, with induction of an IL-12 effect without CRS



300→750 ng/kg/3wks
(= 500 ng/kg rhIL-12)
Dose Level 5
Simulate multiple dosing exposure
Dose Level 4
150→540 ng/kg/3wks
Dose Level 3
150→300 ng/kg/3wks
Dose Level 2
150 ng/kg/4wks
Dose Level 1
50 ng/kg/4wks
3-6 per cohort
SB101: Safety compared with rhIL-12, along with MTD/RP2D in Cancer

Atkins (1997) Clin Cancer Res 3: 409-417
Bajetta (1998) Clin Cancer Res 4:75-85

Next Steps

SON-1010 in Combination with Atezolizumab

- **SB221 Study:** Collaboration with Roche/Genentech[1]
- Phase 1b/2a adaptive design study to assess the safety, tolerability, PK/PD, and POC of SON-1010 alone or in combination with atezo in patients with platinum-resistant ovarian cancer (PROC)[2]
- **Part 1**
  - Dose escalation of SON-1010 with fixed dose atezolizumab
  - Expand at RP2D in PROC
  - Designed to show statistically significant clinical effect
  - Expansion of SB101 at RP2D in PROC allows:
- **Part 2**
  - Randomized comparison of SON-1010 as monotherapy vs. combination with atezo vs. SOC
  - Designed to show proof-of-concept in PROC

[1] Sonnet PR, 9 Jan 2023
[2] https://clinicaltrials.gov/ct2/show/NCT05756907

SON-1010 EXECUTIVE SUMMARY

SONNET BioTherapeutics

- **Next Generation Oncology Platform (F_HAB)**
  - Confers both tumor targeting and enhanced pharmacokinetics (PK);
  - Fully human protein sequence, and thus, no predicted immunogenicity
- **First immune activator with tumor-targeting functions on a proprietary F_HAB platform**
- **Encouraging preclinical data in a cancer model**
  - Tumor growth inhibition, associated with the induction of IFNγ (i.e., potentially better efficacy with lower dosing), in the "immunologically cold" B16F10 melanoma model, with a 30-fold therapeutic index vs. wild-type IL-12
- **GLP toxicology data**
  - Up to 50x the human dose is safe in monkeys with NO cytokine release syndrome (CRS)
- **Clinical data experience for IL12-F_HAB**
  - Normal healthy volunteer study – PK was significantly enhanced compared to historical rIL-12
  - Cancer patient study – demonstrates transient, mild-to-moderate toxicity with NO cytokine release syndrome;
    - Preliminary clinical benefit in 36% of patients with advanced solid tumors
- **Broad, global intellectual property, including composition of matter, indications and manufacturing.**
- **Pipeline includes first-in-class bifunctional oncology products: SON-1210 and SON-1410**
  - Agreement with Janssen for the evaluation of three Sonnet product candidates
  - Collaboration with Roche for clinical evaluation of SON-1010 with atezolizumab (Tecentriq®) in ovarian cancer